3-D GEOPHYSICAL, INC.

                  FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT

            NON-QUALIFIED STOCK OPTION AGREEMENT (this "Agreement"), dated as of October __, 1997, between 3-D GEOPHYSICAL, INC., a Delaware corporation (the"Company"), and _______________ (the "Optionee").

            The Company's Board of Directors (the "Board") has determined that the objectives of the Company will be furthered by granting to the Optionee a stock option in partial consideration of the Optionee's making a loan to the Company in the principal amount of $250,000 (the "Loan") pursuant to a Subordinated Promissory Note of the Company in that principal payable to the order of the Optionee, dated the date hereof.

            In consideration of the foregoing and of the mutual undertakings set forth in this Agreement, the Company and the Optionee hereby agree as follows:

            SECTION 1. Grant of Option.

            1.1 The Company hereby grants to the Optionee a stock option (the "Option") to purchase 12,500 shares, par value $.01 per share (the "Shares"), of common stock of the Company ("Common Stock") at a purchase price of $6.50 per share (the "Exercise Price"). It is intended that the Option shall not qualify as an "incentive stock option" as defined in section 422 of the Internal Revenue Code of 1986, as amended.

            1.2 In the event of any change in the outstanding shares Common Stock by reason of a stock dividend, split-up, recapitalization, combination, exchange of shares or similar transaction, the type and number of shares or securities subject to the Option, and the exercise price therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that Optionee shall receive upon exercise of the Option the same class and number of outstanding shares or other securities or property that Optionee would have received in respect of Common Stock if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable. After any such adjustment, the number of shares subject to the Option shall be rounded to the nearest whole number.

            1.3 In the event that Company shall enter into an agreement (i) to consolidate with or merge into any person, other than one of its subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than one of its subsidiaries, to merge into the Company and the Company shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other person or cash or any other property or the shares of
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Common Stock outstanding  immediately before such merger shall after such merger represent less than 50% of the outstanding common shares and common share equivalents of the Company, or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than one of its subsidiaries, then, and in each such case, the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option to purchase the number and kind of shares of stock or other securities, cash or any other property that the Optionee would have been entitled to receive as a result of such merger or sale of assets had the Optionee fully exercised the Option and been a stockholder of record prior to such merger or sale of assets, and the agreement governing such transaction shall make proper provisions to so provide.

            SECTION 2. Exercisability.

            The Option shall become exercisable in full on the date the Company receives the principal amount of the Loan. The unexercised portion of the Option shall expire and cease to be exercisable at 12:01 a.m. on the 5th anniversary of the date of this Agreement.

            SECTION 3. Method of Exercise.

            The Option or any part thereof may be exercised only by the giving of written notice to the Company on such form and in such manner as the Board shall prescribe. Such written notice must be accompanied by payment of the full purchase price for the number of shares being purchased. Such payment may be made by one or a combination of the following methods: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company); or
(b) by such other method as the Company may authorize. The date of exercise of the Option shall be the date on which: (a) written notice of exercise shall have been duly given as provided in Section 7 of this Agreement; and (b) the Company shall have received payment of the full purchase price for the number of shares being purchased.

            SECTION 4. Death.

            If the Optionee dies during the period in which the Option is exercisable the Option shall be exercisable until the earlier of the expiration date of the Option (specified in Section 2 of this Agreement) and the first anniversary of the date of the Optionee's death.

            SECTION  5.   Investment   Representations.   The  Optionee   hereby
represents and warrants to and agrees with the Company as follows:

            5.1 Acquisition of Shares for Own Account. The Optionee will acquire the Shares, if at all, pursuant to this Agreement with the Optionee's own funds, and not with the funds of anyone else. The Shares will be acquired, if at all, for the Optionee's own account, not as a nominee or agent and not for the account of any other person or firm, and for investment and without any view to the distribution thereof or of any portion thereof or interest therein. No one else has or will have on any exercise of the Option or any portion thereof any interest, beneficial or otherwise, in any of the Shares to be acquired on such


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exercise.  The Optionee is not, and prior to any exercise of the Option will not be, obligated to transfer any of the Shares or any portion thereof or any interest therein to anyone else and the Optionee does not and will not have any agreement or understandings to do so. The Optionee does not, and on any exercise of the Option will not, intend to subdivide the Optionee's acquisition of any Shares with anyone.

            5.2 Agreement to Refrain from Resales. The Optionee agrees that, notwithstanding any provision of this Agreement to the contrary, the Optionee shall in no event make any disposition of all or any part of or interest in the Shares and that such Shares shall not be encumbered, pledged, hypothecated, sold or transferred by the Optionee nor shall the Optionee receive any consideration for such Shares or for any interest therein from any person, unless and until prior to any proposed transfer, encumbrance, disposition, pledge, hypothecation or sale of any Shares, either: (1) a registration statement on Form S-1 or S-8 (or any other form replacing such form or appropriate for the purpose) under the Securities Act of 1933, as amended (the "Act"), with respect to such shares proposed to be transferred or otherwise disposed of shall be then effective; or
(2) (i) the Optionee shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the Optionee shall have furnished the Company with an opinion of counsel in form and substance satisfactory to the Company to the effect that such disposition will not require registration of any such Shares under the Act or qualification of any such Shares under any other securities law, (iii) such opinion of counsel shall have been concurred in by counsel for the Company and (iv) the Company shall have advised the Optionee of such concurrence.

            5.3 Shares May Be "Restricted Securities"; Certificates Representing Shares May Be Legended.

            The Optionee understands and agrees that:

            5.3.1 the Shares, if and when issued, may be "restricted securities," as that term is defined in Rule 144 under the Act and, accordingly, the Optionee may be required to hold the Shares indefinitely unless they are registered under the Act or an exemption from such registration is available;

            5.3.2 the Company is not under any obligation to register the Shares under the Act or to comply with any exemption thereunder; and

            5.3.3 certificates representing any Shares received by the Optionee on exercise of the Option may bear a legend on the face thereof (or on the reverse thereof with a reference to such legend on the face thereof) substantially in the form set forth below, which legend restricts the sale, transfer or disposition of the Shares otherwise than in accordance with this
Agreement:

            THE SHARES OF COMMON STOCK REPRESENTED BY THIS
            CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE
            SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE


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            ENCUMBERED,  PLEDGED,  HYPOTHECATED,  SOLD, TRANSFERRED OR OTHERWISE
            DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND CONCURRED IN BY THE COMPANY'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH TRANSACTION COMPLIES WITH RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT.

            SECTION 6. Nonassignability.

            The Option shall not be assignable or transferable, voluntarily or involuntarily, other than by will or by the laws of descent and distribution. The Option shall be exercisable during the life of the Optionee only by the Optionee or the Optionee's legal representative.

            SECTION 7. Notices.

            Any notice to be given to the Company hereunder shall be in writing by either express delivery, registered or certified mail or confirmed facsimile transmission and shall be addressed to 3-D Geophysical, Inc., 8226 Park Meadows Drive, Littleton, CO 80124, Attn: Secretary (Facsimile Number: 303-708-8941), or at such other address, facsimile number or person's attention as the Company may hereafter designate to the Optionee by notice as provided in this Section 7. Any notice to be given to the Optionee hereunder shall be addressed to the Optionee at the address or facsimile number set forth beneath his signature hereto, or at such other address or facsimile number as the Optionee may hereafter designate to the Company by notice as provided herein. A notice shall be deemed to have been duly given when personally delivered or, if mailed, five days after the date the notice was so mailed. Notices which are delivered by confirmed facsimile transmission shall be deemed to have been duly given on the date of delivery.

            SECTION 8. Successors and Assigns.

            This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and the heirs and personal representatives of the Optionee.

            SECTION 9. Governing Law.

            This Agreement shall be interpreted, construed and administered in accordance with the laws of the State of Delaware as they apply to contracts made, delivered and performed entirely within such state.


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            SECTION 10. Severability.

            If any provision of this Agreement shall hereafter be held to be invalid, unen- forceable or illegal in whole or in part, in any jurisdiction under any circumstances for any reason, (i) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the parties as expressed in, and the benefits to the parties provided by, this Agreement or (ii) if such provision cannot be so reformed, such provision shall be severed from this Agreement and an equitable adjustment shall be made to this Agreement (including, without limitation, addition of necessary further provisions to this Agreement) so as to give effect to the intent as so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation or severance shall affect or impair the legality, validity or enforceability of any other provision of this Agreement.

            SECTION 11. Authority.

            This Agreement has been duly authorized on behalf of the Company by the Board of Directors. The Optionee represents that he is free to enter into this Agreement and that his entering into this Agreement does not violate any obligation that he has to any other person or legal entity.

            SECTION 12. Counterparts.

            This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original.

            SECTION 13. Specific Performance.

            The Optionee agrees that, without prejudice to the rights and remedies otherwise available to the parties hereunder, the Company shall be entitled to specific performance or equitable relief by way of injunction of all of the Optionee's obligations hereunder, without posting any bond and without proving that damages would be inadequate.

            SECTION 14. Entire Agreement.

            This Agreement sets forth the entire understanding of the Company and the Optionee with respect to the subject matter hereof and cannot be amended or modified, nor can any provision hereof be waived by the Company, except by a writing signed by both parties.

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            IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the date and year first written above.

                                        3-D GEOPHYSICAL, INC.


 ATTEST:                                By:
                                           -------------------------------------
                                        Name:
-----------------------                 Title:

                                        OPTIONEE:


                                        By
                                           -------------------------------------
                                        Address:

                                        Facsimile Number:
                                        Social Security Number:


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